Exhibit 99.2

THIRD QUARTER SUMMARY ANALYST PRESENTATION

SEPTEMBER 18, 2002

THIRD QUARTER REVENUE GROWTH ASSESSMENT

Total Revenue
Prior revenue growth guidance	4% - 6%	$5,800 - $5,900
Lower growth on existing contracts and new sales	(10%) - (9%)	(600) - (500)
Lower PLM Solutions revenue	(2%) - (2%)	(80) - (80)
Higher Navy Contract revenue	3% - 3%	180 - 180
Estimated revenue growth	(5%) - (2%) =========	$5,300 - $5,500 ===========

THIRD QUARTER 2002 GUIDANCE

U.S. dollars in millions

	Revenue	After-tax Profit	EPS
Prior Guidance	$5,800-5,900	$364	$0.74
Delayed WCOM Redundancy & ITO Adjustments		10	$0.02
Adjusted Prior Guidance		$374	$0.76
Lower Revenue Growth & Increased Pursuit Costs	(500) - (400)	(139) - (123)	($0.28) - ($0.25)
US Airways Bankruptcy Write-downs		(69)	($0.14)
Financial Performance of Certain Contracts		(71)	($0.14)
Asset Impairments		(37)	($0.08)
Revised Guidance	$5,300-5,500	$58 - 74	$0.12 - $0.15

LOWER REVENUE GROWTH AND INCREASED

PURSUIT COSTS

U.S. dollars in millions

	Total Revenue	After-tax Profit	EPS
Lower growth on existing contracts and new sales	($600) - ($500)	($103) - ($87)	($0.21) - ($0.18)
Lower PLM Solutions revenue	(80) - (80)	(25)	($0.05)
Higher Navy contract revenue	180 - 180	--	$0.00
Increased pursuit costs		(11)	($0.02)
Total	($500) - ($400)	($139) - ($123)	($0.28) - ($0.25)

US AIRWAYS BANKRUPTCY WRITE -DOWNS

U.S. dollars in millions

	After-tax profit	EPS
Pre-petition receivables	($46)	($0.09)
Leveraged aircraft leases, gross	($23)	($0.05)
Total	($69)	($0.14)

FINANCIAL PERFORMANCE OF CERTAIN CONTRACTS

U.S. dollars in millions

	After-tax profit	EPS
Additional costs on zero margin contracts	($31)	($0.06)
Delayed contract modifications	(21)	($0.04)
Other contracts	(19)	($0.04)
Total	($71)	($0.14)

ASSET IMPAIRMENTS

U.S. dollars in millions

	After-tax profit	EPS
Subscription business intangibles	($23)	($0.05)
Venture fund reserves	(8)	($0.02)
MCI Fiber-optic equipment lease residual value	(6)	($0.01)
Total	($37)	($0.08)

FOURTH QUARTER 2002 GUIDANCE

U.S. dollars in millions

	Revenue	After-tax Profit	EPS
Prior Guidance	$6,000 - 6,100	$433	$0.88
Lower revenue growth & increased pursuit costs	(500) - (400)	(150) - (140)	($0.31) - ($0.29)
Revised Guidance	$5,500 - 5,700	$283 - 293	$0.57 - $0.59

2002 FREE CASH FLOW GUIDANCE

U.S. dollars in millions

Original 2002 Guidance	$700 - $900
WorldCom impact	($100)
Adjusted 2002 Guidance	$600 - $800
US Airways impact	($50)
Net income decline	($350)
Revised 2002 Guidance	$200 - $400

The statements in this document that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond EDS' control, which could cause actual results to differ materially from such statements. For information concerning certain of these risks and uncertainties, see EDS' most recent Form 10-Q, which among other things, outlines risks that include but are not limited to: competition in the industries in which we conduct business and the impact of competition on pricing, revenues and margins; fluctuations in foreign currency and exchange rates; the financial performance of current and future client contracts, including contracts with GM; with respect to client contracts accounted for under the percentage-of-completion method of accounting, the performance of such contracts in accordance with our cost and revenue estimates; the impact of acquisitions and divestitures, including our ability to improve productivity and achieve synergies from acquired businesses; the degree to which third parties continue to outsource information technology and business processes; the cost of attracting and retaining highly skilled personnel; and the impact of bankruptcy filings by significant customers or suppliers. In addition, there are risks associated with the impact of general economic conditions on our ability to sign new business and obtain additional revenues from our existing clients and with the carrying value of our assets. We disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law.

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